UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2023 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2023, NOVAGOLD RESOURCES INC. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) in a virtual format.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2023, the Company held its Annual Meeting in a virtual format. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 24, 2023:

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:

Name	Votes For	Withheld	Broker Non-Votes
Dr. Elaine Dorward-King	263,941,771	3,517,519	16,998,664
Dr. Diane Garrett	258,982,243	8,477,047	16,998,664
Dr. Thomas Kaplan	264,468,481	2,990,809	16,998,664
Hume Kyle	266,699,853	759,437	16,998,664
Gregory Lang	265,885,009	1,574,281	16,998,664
Kalidas Madhavpeddi	261,382,272	6,077,018	16,998,664
Kevin McArthur	262,363,487	5,095,803	16,998,664
Daniel Muñiz-Quintanilla	257,946,124	9,513,166	16,998,664
Ethan Schutt	261,722,045	5,737,245	16,998,664
Anthony Walsh	262,982,560	4,476,730	16,998,664
Dawn Whittaker	266,508,418	950,872	16,998,664

Proposal 2:

The Company’s shareholders appointed of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company’s Audit Committee of the Board of Directors to fix their remuneration:

Votes For	Withheld	Broker Non-Votes
281,594,022	2,863,932	0

Proposal 3:

The Company’s shareholders approved all unallocated entitlements under the Company’s Stock Award Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
227,431,669	39,490,733	536,888	16,998,664

Proposal 4:

The Company’s shareholders approved all unallocated entitlements under the Company’s Performance Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
238,158,490	28,767,073	533,727	16,998,664

Proposal 5:

The Company’s shareholders approved all unallocated entitlements under the Company’s Deferred Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
262,907,150	4,010,460	541,680	16,998,664

Proposal 6:

The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”:

Votes For	Votes Against	Abstain	Broker Non-Votes
253,638,153	13,317,773	503,364	16,998,664

Item 7.01 Regulation FD Disclosure

On May 23, 2023, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated May 23, 2023 issued by NOVAGOLD RESOURCES INC. relating to voting results from its Annual Meeting

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2023	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer